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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Denis J. Nayden, James A. Parke, Michael A. Neal, Jeffrey S. Werner and Nancy E. Barton, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933 with respect to $25,000,000,000 aggregate amount of the Corporation's debt securities, warrants, preferred stock, guarantees, letters of credit, promissory notes and loan obligations and (ii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

     This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this ____ day of _______, 2001.


_______________________________________
Denis J. Nayden
Chairman, Chief Executive Officer and Director
(Principal Executive Officer)

_______________________________________      _________________________________
James A. Parke                               Joan C. Amble
Vice Chairman, Chief Financial               Vice President and Controller
Officer and Director                         (Principal Accounting Officer)
(Principal Financial Officer)

_______________________________________
Jeffrey S. Werner
Senior Vice President - Corporate Treasury
and Global Funding Operation
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______________________________      _____________________________________
Nancy E. Barton                     Francis S. Blake
Director                            Director

______________________________      _____________________________________
James R. Bunt                       David L. Calhoun
Director                            Director

______________________________      ______________________________________
Dennis D. Dammerman                 Scott C. Donnelly
Director                            Director

______________________________      _______________________________________
Michael D. Fraizer                  Benjamin W. Heineman, Jr.
Director                            Director

______________________________      _______________________________________
Jeffrey R. Immelt                   John H. Myers
Director                            Director

______________________________      ______________________________________
Michael A. Neal                     Ronald R. Pressman
Director                            Director

______________________________      ____________________________________
Gary M. Reiner                      John M. Samuels
Director                            Director

______________________________      ______________________________________
Keith S. Sherin                     Edward D. Stewart
Director                            Director

______________________________      ______________________________________
John F. Welch, Jr.                  William A. Woodburn
Director                            Director